UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
____________________________
FORM 8-K/A
(Amendment No. 1)
 ____________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2018

____________________________
 VONAGE HOLDINGS CORP.
(Exact Name of Registrant as Specified in Charter)

 ____________________________

Delaware	001-32887	11-3547680
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

23 Main Street, Holmdel, NJ	7733
(Address of Principal Executive Offices)	(Zip Code)
Registrant's telephone number, including area code: (732) 528-2600
(Former Name or Former Address, if Changed Since Last Report)
____________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
The sole purpose of this Amendment No. 1 is to file information under Item 2.01, which was previously furnished under Item 7.01 on Vonage Holdings Corp.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 1, 2018.

Item 2.01    Completion of Acquisition or Disposition of Assets
On August 1, 2018, Vonage Holdings Corp. (the “Company”), through its wholly-owned subsidiary Nexmo Inc., entered into an agreement (the “Stock Purchase Agreement”) and concurrently acquired 100% of the issued and outstanding shares of Telefónica Digital, Inc. (“TDI”), a subsidiary of Telefónica, S.A., and TDI’s subsidiaries, TokBox, Inc. ("TokBox") and TokBox Australia Pty Limited, in an all-cash transaction for an enterprise value of $35 million, including certain assumed net liabilities. San Francisco-based TokBox develops and operates the OpenTok Platform and is the industry leader in the WebRTC programmable video segment of the cloud communications market.
This description is a summary and does not purport to be a complete description of the Stock Purchase Agreement. It is qualified in its entirety by the full text of the Stock Purchase Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The Company has received a waiver from the Securities and Exchange Commission Staff and therefore will not be filing audited financial statements of TDI.

(b)	Pro Forma Financial Information

The Company has received a waiver from the Securities and Exchange Commission Staff and therefore will not be filing unaudited pro forma consolidated financial information.

(d)	Exhibits

See accompanying Exhibit Index for a list of the exhibits filed with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Exhibit
2.1	Stock Purchase Agreement, dated July 30, 2018, by and among Nexmo Inc., Telefónica Digital Ltd and Telefónica Digital, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date:	September 18, 2018	By:	/s/ Randy K. Rutherford
Randy K. Rutherford Chief Legal Officer